SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES, PROSPECTUSES
AND STATEMENTS OF ADDITIONAL INFORMATION FOR THE LISTED FUNDS

DEUTSCHE DWS VARIABLE SERIES I DWS Capital Growth VIP DWS Core Equity VIP DWS CROCI® International VIP DWS Global Small Cap VIP DEUTSCHE DWS INVESTMENTS VIT FUNDS DWS Equity 500 Index VIP	DEUTSCHE DWS VARIABLE SERIES II DWS CROCI® U.S. VIP DWS High Income VIP DWS International Growth VIP

At a meeting held on February 22-23, 2024, and upon the recommendation of DWS Investment Management Americas, Inc., the funds’ investment advisor (“Advisor”), the Boards of Trustees of each of the above-listed funds (each, the "Fund” and, together, the “Funds”) approved the liquidation and termination of certain share classes (the “Liquidating Share Classes”) of the Funds, as set forth in the chart below. Each Liquidating Share Class will be liquidated on or about June 17, 2024 (the “Liquidation Date”). Effective on the Liquidation Date, all references to the Liquidating Share Classes in each respective Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted. The operational costs of the liquidation, including the mailing of notification to shareholders, will be borne by the Funds.

FUND	CLASS B	CLASS B2
DWS Capital Growth VIP	X
DWS Core Equity VIP	X
DWS CROCI® International VIP	X
DWS CROCI® U.S. VIP	X
DWS Equity 500 Index VIP		X
DWS Global Small Cap VIP	X
DWS High Income VIP	X
DWS International Growth VIP	X

In advance of the liquidation, the Liquidating Share Classes will be closed to new and existing investors effective at the close of business on or about April 30, 2024. After that date, shares of the Liquidating Share Classes will not be available for purchase and participating insurance companies may not offer the Liquidating Shares Classes as an investment option.

Please Retain This Supplement for Future Reference.

February 27, 2024
PRO_SAISTKR24-12